United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2013
Date of Report (Date of earliest event reported)

SAKER AVIATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Street, Pier 6 East River, New York, NY		10004
(Address of principal executive offices)		(Zip Code)

(212) 776-4046
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2013, the Board of Directors’ of Saker Aviation Services, Inc. (the “Company”) appointed Alvin S. Trenk to serve as the Company’s Chief Executive Officer. Ronald J. Ricciardi will continue to serve as the Company’s President. Both Mr. Trenk and Mr. Ricciardi also serve as Directors of the Company. Disclosure regarding Mr. Trenk’s business experience as well as regarding related party transactions is contained in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on October 2, 2013 under the heading “Proposal One - Election of Directors” and “Certain Relationships and Related Party Transactions”, the applicable portions of which sections are hereby incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders held on November 6, 2013, the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected five directors, each for a one year term expiring in 2014. The number of shares that: (i) voted for the election of each such director; (ii) withheld authority to vote for each such director; and (iii) represented broker non-votes with respect to each such director is summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
William B. Wachtel	11,863,010	52,031	6,371,219

Alvin S. Trenk	11,863,010	52,031	6,371,219
Ronald J. Ricciardi	11,862,885	52,156	6,371,219

Donald Hecht	11,863,010	52,031	6,371,219

Jeffrey B. Mendell	11,863,010	52,031	6,371,219

2.	The Company’s stockholders ratified the selection of Kronick Kalada Berdy & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The number of shares that voted for, against and abstained from voting for the ratification of the selection of Kronick Kalada Berdy & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 is summarized in the table below.

Votes For	Votes Against	Abstentions
18,172,854	113,156	250

3.	The Company’s stockholders approved, on an advisory basis, the compensation of our named executive officer.

For	Against	Abstain	Broker Non-Votes*
11,703,468	191,523	20,050	6,371,219

4.	The Company’s stockholders ratified the frequency of future advisory votes on the compensation of our named executive officers every three years.

Three Years	Two Years	One Year	Abstain	Broker Non-Votes*
10,090,378	37,887	1,753,189	34,087	6,371,219

* Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2013		saker aviation services, inc.

	By:	/s/ Ronald J. Ricciardi
Ronald J. Ricciardi
President